EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edmond Cheng, Chief Financial Officer of GCT Semiconductor Holding, Inc. (the “Company”), certify that:

1.

the Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2024 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2024

/s/ Edmond Cheng
Edmond Cheng
Chief Financial Officer
(Principal Financial Officer)